MORGAN STANLEY AIRCRAFT FINANCE
                             REPORT TO NOTEHOLDERS
               All amounts in US dollars unless otherwise stated

Payment Date                  15th of each month
Convention                    Modified Following Business Day

Current Payment Date          17-May-99
Current Calculation Date      11-May-99
Previous Payment Date         15-Apr-99
Previous Calculation Date     09-Apr-99

----------------------------------------------------------------------------------------
1. Account Activity Summary between Calculation Dates
----------------------------------------------------------------------------------------
                                  Prior           Deposits        Withdrawals      Balance on
                                 Balance                                           Calculation Date
                                 9-Apr-99                                           11-May-99
--------------------------------------------   ---------------   ---------------  --------------
Expense Account                 4,457,826.48       697,147.13      (908,633.92)     4,246,339.69
Collection Account             10,016,349.18    13,467,541.73   (10,016,349.18)    13,467,541.73
Aircraft Purchase Account                  -                -                -                 -
Liquidity Reserve cash balance 25,000,000.00                -                -     25,000,000.00
--------------------------------------------   ---------------    --------------  --------------
Total                          39,474,185.66    14,164,688.86   (10,924,983.10)    42,713,881.42
--------------------------------------------   ---------------   ---------------  --------------

2. Analysis of Expenses Account Activity
----------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                               4,457,826.48
Transfer from Collection Account on previous Payment Date                    679,301.04
Permitted Aircraft Accrual
Interim Transfer from Collection Account
Interest Income                                                               17,846.09
Balance on current Calculation Date
 - Payments on previous payment date                                        (540,154.34)
 - Interim payments                                                         (352,572.76)
 - other                                                                     (15,906.82)
----------------------------------------------------------------------------------------
Balance on current Calculation Date                                        4,246,339.69

----------------------------------------------------------------------------------------
3. Analysis of Collection Account Activity
----------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                              10,016,349.18
Collections during period

 - lease rentals                                                           9,586,771.00
 - maintenance reserves                                                    2,628,051.34
 - other leasing income                                                    1,108,519.14
 - interest income                                                           128,293.43
 - interim transfer from Expense A/C                                          15,906.82
Transfers from Aircraft Purchase Account                                              -
Drawings under Credit or Liquidity Enhancement Facilities                             -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                -
Transfer to Expense Account on previous Payment Date

 - Required Expense Amount                                                  (679,301.04)
 - Permitted Aircraft Modifications
Net Swap payments on previous Payment Date                                  (799,625.00)
Aggregate Note Payments on previous Payment Date                          (8,537,423.14)
Interim Transfer to Expense Account
----------------------------------------------------------------------------------------
Balance on current Calculation Date                                       13,467,541.73
----------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount

First Collection Account Reserve                                          15,000,000.00
Second Collection Account Reserve                                         10,000,000.00
Morgan Stanley Facility                                                   10,000,000.00
ILFC Facility
   - Letter of Credit                                   10,000,000.00
   - Cash Security Deposits                             21,099,351.00     31,099,351.00
                                                                         ---------------
Liquidity Reserve Amount                                                  66,099,351.00

                                                                         ---------------
Minimum Liquidity Reserve Amount
                                                                          15,000,000.00
----------------------------------------------------------------------------------------


Current Payment Date                   17-May-99
Current Calculation Date               11-May-99
Previous Payment Date                  15-Apr-99
Previous Calculation Date              9-Apr-99

----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     13,467,541.73
Liquidity Reserve Amount                                                                          66,099,351.00
                                                                                              ------------------
Available Collections                                                                             79,566,892.73
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)

----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount                                                                  3,202,088.28
(II) a)      Class A Interest but excluding Step-up                                                   3,046,295.70
     b)      Swap Payments other than subordinated swap payments                                        978,888.89
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                     -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)
(iv)         Class A Minimum principal payment                                                       15,000,000.00
(v)          Class B Interest                                                                                    -
(vi)         Class B Minimum principal payment                                                          462,259.15
(vii)        Class C Interest                                                                           315,733.19
(viii)       Class C Minimum principal payment                                                          575,000.00
(ix)         Class D Interest                                                                                    -
(x)          Class D Minimum principal payment                                                          797,500.00
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                           -
      b)     Second collection account top-up                                                                    -
(xii)        Class A Scheduled principal                                                             51,099,351.00
(xiii)       Class B Scheduled principal                                                                         -
(xiv)        Class C Scheduled principal                                                                         -
(xv)         Class D Scheduled principal                                                                         -
(xvi)        Permitted accruals for Modifications                                                                -
(xvii)       Step-up interest
(xviii)      Beneficial interest                                                                                 -
(xix)        Class A Supplemental principal                                                                      -
(xx)         Class B Supplemental principal                                                           4,089,776.53
(xxi)        Class D Redemption Price                                                                            -
(xxii)       Class C Redemption Price                                                                            -
(xxiii)      Class B Redemption Price                                                                            -
(xxiv)       Class A Redemption Price                                                                            -
(xxv)        Subordinated Swap payments                                                                          -
(xxvi)       all remaining amounts to holders of Beneficial interests                                            -

             Total Payments with respect to Payment Date                                             79,566,892.73
             less collection Account Top Ups (iii) (b) and (xi) (b) above                            66,099,351.00
                                                                                                  ----------------
                                                                                                     13,467,541.73
                                                                                                  ================


----------------------------------------------------------------------------------------------------------------

Current Payment Date                    17-May-99
Current Calculation Date                11-May-99
Previous Payment Date                   15-Apr-99
Previous Calculation Date               9-Apr-99

----------------------------------------------------------------------------------------
4. Payments on the Notes by Subclass
----------------------------------------------------------------------------------------
                                           Subclass        Subclass        Subclass
(a) Floating Rate Notes                       A-1             A-2             B-1
----------------------------------------------------------------------------------------
Applicable LIBOR                             4.92625%          4.92625%        4.92625%
Applicable Margin                             0.2100%           0.3500%         0.6500%
Applicable Interest Rate                     5.13625%          5.27625%        5.57625%
Day Count                                     Act/360           Act/360         Act/360
Actual Number of Days                              32                32              32
Interest Amount Payable                  1,826,222.22      1,220,073.47      462,259.15
Step-up Interest Amount Payable                     -          NA              NA
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total Interest Paid                      1,826,222.22      1,220,073.47      462,259.15
----------------------------------------------------------------------------------------

Expected Final Payment Date                   15-Mar-00       15-Sep-05       15-Mar-13
Excess Amortisation Date                      15-Mar-00       15-Apr-98       15-Apr-98
----------------------------------------------------------------------------------------
Original Balance                         400,000,000.00  340,000,000.00  100,000,000.00
Opening Outstanding Principal Balance    400,000,000.00  263,569,942.19   93,574,522.50
----------------------------------------------------------------------------------------
Extended Pool Factors                           100.00%           90.09%           99.21%
expected Pool Factors                           100.00%           84.98%           95.42%
----------------------------------------------------------------------------------------
Extension Amount                                      -               -               -
expected Pool Factor Amount                           -               -               -
Surplus Amortisation                                  -    4,089,776.53      315,733.19
----------------------------------------------------------------------------------------
Total Principal Distribution Amount                   -    4,089,776.53      315,733.19
----------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------------
Closing Outstanding Principal Balance     400,000,000.00  256,053,821.39   92,944,350.01
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
(b) Fixed Rate Notes                          C-1             D-1
------------------------------------------------------------------------
Applicable Interest Rate                       6.90000%        8.70000%
Day count                                      30 / 360        30 / 360
Number of Days                                       30              30
Interest Amount Payable                      575,000.00      797,500.00
------------------------------------------------------------------------
Total Interest Paid                          575,000.00      797,500.00
------------------------------------------------------------------------
Expected Final Payment Date                   15-Mar-13       15-Mar-14
Excess Amortisation Date                      15-Mar-13       15-Mar-10
Opening Outstanding Principal Balance    100,000,000.00  110,000,000.00
------------------------------------------------------------------------
Extended Pool Factors                           100.00%         100.00%
expected Pool Factors                           100.00%         100.00%
------------------------------------------------------------------------
Extended Amount                                       -               -
expected Pool Factor amount                           -               -
------------------------------------------------------------------------
------------------------------------------------------------------------
Total Principal Distribution Amount                   -               -
------------------------------------------------------------------------
Redemption Amount                                     -               -
- amount allocable to principal                       -               -
- amount allocable to premium                         -               -
------------------------------------------------------------------------
Closing Outstanding Principal Balance    100,000,000.00  110,000,000.00

------------------------------------------------------------------------

--------------------------------------------------------------------------------

Current Payment Date                            17-May-99
Current Calculation Date                        11-May-99
Previous Payment Date                           15-Apr-99
Previous Calculation Date                        9-Apr-99
----------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                     17-May-99
End of Interest Accrual Period                       17-Jun-99
Reference Date                                       13-May-99

----------------------------------------------------------------------------------------------
                                                     A-1             A-2            B-1
----------------------------------------------------------------------------------------------
Applicable LIBOR                                      4.90250%      4.90250%     4.90250%
Applicable Margin                                      0.2100%       0.3500%      0.6500%
Applicable Interest Rate                              5.11250%       5.2525%      5.5525%
Actual Pool Factor                                     100.00%        75.31%       92.94%
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Fixed Rate Notes                                     C-1             D-1
-------------------------------------------------------------------------------
Actual Pool Factor                                     100.00%         100.00%
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes
----------------------------------------------------------------------------------------------
(a) Floating Rate Notes                              A-1             A-2            B-1
----------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance               100,000.00       76,512.82      93,260.08
Total Principal Payments                                     -        1,202.88         315.73
Closing Outstanding Principal Balance               100,000.00       75,309.95      92,944.35

Total Interest                                          456.56          358.85         462.26
Total Premium                                                -               -              -
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(b) Fixed Rate Notes                                 C-1             D-1
-------------------------------------------------------------------------------

Opening Outstanding Principal Balance               100,000.00      100,000.00
Total Principal Payments                                     -               -
Closing Outstanding Principal Balance               100,000.00      100,000.00

Total Interest                                          575.00          725.00
Total Premium                                                -               -

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Comparison of Actual to Date Cashflows versus Prospectus
             From March 3, 1998 (Note Issuance Date) to May 17, 1999

                                                       ----------------------------------------------------------------------------
                                                                                                Year to Date
                                                                                    % of Prospectus Gross Lease Revenues

-----------------------------------------------------------------------------------------------------  -----------------------------
Period ending                15-May-99   Actual           Actual      Prospectus *  Variance       Actual  Prospectus *   Variance
                                                          To Date        To Date
---------------------------------------------------------------------------------------------------  -------------------------------
Cash Collections
Gross Lease Rentals                 9,586,772       144,092,604     156,776,391  (12,683,787)      91.9%      100.0%       -8.1%
Repossession and other Stress             319        2,327,760                     2,327,760        1.5%        0.0%        1.5%
  Related Costs                       266,473        1,658,728       (7,054,938)   8,713,665        1.1%       -4.5%        5.6%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
Net Lease Rentals                   9,853,564       148,079,092     149,721,454   (1,642,362)      94.5%       95.5%       -1.0%

Maintenance Receipts                2,628,051       20,341,445                0   20,341,445       13.0%        0.0%       13.0%
Maintenance Expenses                  (79,463)      (7,161,051)               0   (7,161,051)      -4.6%        0.0%       -4.6%
                                  ------------    ------------   --------------  ------------   -------    --------    ----------
Net Maintenance                     2,548,588       13,180,394                0   13,180,394        8.4%        0.0%        8.4%

Interest Received                     146,140        2,882,470        1,681,295    1,201,176        1.8%        1.1%        0.8%
Other leasing income
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
Total Cash Received                12,548,291      164,141,956      151,402,748   12,739,208      104.7%       96.6%        8.1%

Cash Expenses

Cash Operating Expenses
 - Insurance, re-leasing and
     other costs                      (22,632)      (1,857,342)      (5,487,174)   3,629,832       -1.2%       -3.5%         2.3%
 -(increase) / decrease in
   Accrued Expenses                (1,560,136)      (6,195,377)                   (6,195,377)      -4.0%        0.0%        -4.0%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
 subtotal                          (1,582,769)      (8,052,718)      (5,487,174)  (2,565,544)      -5.1%       -3.5%        -1.6%

SG&A
 - Servicer Fees                     (463,441)      (5,693,805)      (6,437,264)     743,459       -3.6%       -4.1%         0.5%
 - Other Servicer provider
     fees and Overhead               (236,628)      (2,941,497)      (3,911,822)     970,324       -1.9%       -2.5%         0.6%
                                  ------------    -------------   -------------  ------------   -------    --------     --------
subtotal                             (700,068)      (8,635,302)     (10,349,086)   1,713,784       -5.5%       -6.6%         1.1%
                                  ------------    -------------   -------------  ------------   -------    --------     --------
Total Cash Expenses                (2,282,837)     (16,688,020)     (15,836,260)    (851,761)     -10.6%      -10.1%        -0.5%

                                  ------------    -------------   -------------  ------------   -------    --------    ----------
NET CASH COLLECTIONS               10,265,454      147,453,936      135,566,489   11,887,447       94.1%       86.5%         7.6%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
Exceptional Items
 - THY Note Distribution                            27,143,085       27,143,085            0       17.3%       17.3%         0.0%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
TOTAL NET CASH COLLECTIONS         10,265,454      174,597,021      162,709,574   11,887,447      111.4%      103.8%%        7.6%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------

Interest Payments (Net of
  Swap effects)                     5,859,944       83,375,189       84,666,913   (1,291,723)      53.2%       54.0%       -0.8%
Principal Payments
A-1                                         0                0                0            0        0.0%        0.0%        0.0%
A-2                                 4,089,777       84,166,180       70,987,011   13,179,169       53.7%       45.3%        8.4%
B-1                                   315,733        7,055,650        7,055,650           (0)       4.5%        4.5%        0.0%
C-1                                         0                0                0            0        0.0%        0.0%        0.0%
D-1                                         0                0                0            0        0.0%        0.0%        0.0%
                                  ------------    -------------   -------------  ------------   -------    --------    ----------
subtotal                            4,405,510       91,221,830       78,042,661   13,179,169       58.2%       49.8%        8.4%
Total Payments to
  Noteholders                      10,265,454      174,597,020      162,709,574   11,887,446      111.4%      103.8%        7.6%
                                  -----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  ---------------------------------
Benefical Interest Distributions            0               (0)               0           (0)       0.0%        0.0%        0.0%
----------------------------------------------------------------------------------------------  ---------------------------------

*Prospectus Cash Collections and Cash Expenses have been adjusted for non-delivery of THY Aircraft, msn 25272.

            Comparison of Actual to Date Cashflows versus Prospectus From March 3, 1998 (Note Issuance Date) to May 17, 1999

    -------------------------------------------------------------------------------------------------------------------------------
                                                           Coverage Ratios
                                    Closing              Prospectus*              Actual
    -------------------------------------------------------------------------------------------------------------------------------
     a Net Cash Collections                                   162,709,574                176,197,020
     b Swaps                                                    6,628,425                  7,939,371
     c Class A Interest                                        50,830,169                 48,359,127
     d Class A Minimum                                         22,188,410                 15,221,945
     e Class B Interest                                         7,444,318                  7,172,691
     f Class B Minimum                                          7,055,650                  7,055,650
     g Class C Interest                                         8,280,000                  8,346,667
     h Class C Minimum                                                  -                          -
     I Class D Interest                                        11,484,000                 11,557,333
     j Class D Minimum                                                  -                          -
     k Class A Scheduled                                                -                          -
     l Class B Scheduled                                                -                          -
     m Class C Scheduled                                                -                          -
     n Class D Scheduled                                                -                          -
     o Permited Aircraft Modifications                                  -                  1,600,000
     p Class A Supplemental                                    48,798,601                 68,944,236
                                                     --      ------------             --------------
       Total                                                  162,709,574                176,197,020
                                                     --      ------------             --------------

       Interest Coverage Ratio

       Class A                                                       3.20                       3.64
       Class B                                                       2.02                       2.49
       Class C                                                       1.70                       2.05
       Class D                                                       1.52                       1.80

       Debt Coverage Ratio

       Class A                                                       1.52                       1.80
       Class B                                                       1.52                       1.80
       Class C                                                       1.52                       1.80
       Class D                                                       1.52                       1.80

       Loan-to-Value Ratios

       Assumed Portfolio Value       1,115,510,000          1,037,325,335
       Adjusted Portfolio Value                                                        1,004,150,560
       Liquidity Reserve Amount
       Of which - Cash                  25,000,000             25,000,000                 31,195,377
                - Letters of Credit     40,000,000             41,099,351                 41,099,351
                                    --------------     -----------------         ------------------
       Subtotal                         65,000,000             66,099,351                 72,294,728
       Less Lessee
        Security Deposit               (20,000,000)           (21,099,351)               (21,099,351)
       Less Accrued Expenses                                                              (6,195,377)
       ---------------------------   -------------     -----------------         ------------------
       Subtotal                         45,000,000             45,000,000                 45,000,000
       Total Asset Value             1,160,510,000          1,082,325,335              1,049,150,560

       Note Balances at 15 May-99
       Class A                         740,000,000   63.8%    669,012,989    61.8%       655,833,820    62.5%
       Class B                         100,000,000   72.4%     92,944,350    70.4%        92,944,350    71.4%
       Class C                         100,000,000   81.0%    100,000,000    79.6%       100,000,000    80.9%
       Class D                         110,000,000   90.5%    110,000,000    89.8%       110,000,000    91.4%
                                    --------------         --------------         ------------------
       Total                         1,050,000,000            971,957,339                958,778,170
                                    --------------         --------------         ------------------
                                               Assumed Portfolio Value as a Percent of Adjusted Portfolio 103.3%
    --------------------------------------------------------------------------------------------------------------------------------

1. Interest Coverage Ratio is equal to Net Cash Collections expressed as a ratio of the interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

2. Debt Service Ratio is equal to Net Cash Collections expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

3. Total Asset Value is equal to Total Assumed Portfolio Value plus Liquidity Reserve Amount minus Lessee Security Deposits.

4. Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

5. Adjusted Portfolio Value represents the Base Value of each aircraft in the Portfolio as detemined by the most recent Appraisal multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

6. The lower of the Assumed Portfolio Value or 105% of the Adjusted Portfolio Value is used to calculate the principal repayment amounts to Noteholders